                                  EXHIBIT (15)


                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 9th day
                                                                         ----
of December, 1999.


                                                    /s/ Patrick S. Baird
                                            ------------------------------------
                                            Patrick S. Baird

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day
                                                                         ----
of December, 1999.


                                                    /s/ Paul E. Rutledge III
                                            ------------------------------------
                                            Paul E. Rutledge III

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 3rd day
                                                                         ---
of December, 1999.


                                                    /s/ Karen O. MacDonald
                                            ------------------------------------
                                            Karen O. MacDonald

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day
                                                                         ----
of December, 1999.


                                                    /s/ Nooruddin Veerjee
                                            ------------------------------------
                                            Nooruddin Veerjee

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 9th day
                                                                         ----
of December, 1999.


                                                    /s/ Brenda K. Clancy
                                            ------------------------------------
                                            Brenda K. Clancy

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 3rd day
                                                                         ---
of December, 1999.


                                                    /s/ James W. Dederer
                                            ------------------------------------
                                            James W. Dederer

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day
                                                                         ----
of December, 1999.


                                                    /s/ George A. Foegele
                                            ------------------------------------
                                            George A. Foegele

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 7th day
                                                                         ----
of December, 1999.


                                                    /s/ Douglas C. Kolsrud
                                            ------------------------------------
                                            Douglas C. Kolsrud

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 10th
                                                                         ----
day of December, 1999.


                                                    /s/ Richard N. Latzer
                                            ------------------------------------
                                            Richard N. Latzer

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 2nd day
                                                                         ---
of December, 1999.


                                                    /s/ Gary U. Rolle'
                                            ------------------------------------
                                            Gary U. Rolle'

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 6th day
                                                                         ----
of December, 1999.


                                                    /s/ Craig D. Vermie
                                            ------------------------------------
                                            Craig D. Vermie

                                POWER OF ATTORNEY


     The undersigned Director of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints Frank
A. Camp, James W. Dederer, David M. Goldstein, David E. Gooding, Priscilla Il Hechler, William M. Hurst, Larry N. Norman, Thomas E. Pierpan, Stephen E. Price, Colleen Tobiason, Ronald L. Ziegler and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said, attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 8th day
                                                                         ---
of December, 1999.


                                                    /s/ David E. Gooding
                                            ------------------------------------
                                            David E. Gooding